THE STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

September 30 2000

Dear Fellow Shareholders,

For the nine-months ended September 30, 2000, the StockJungle.com Community Intelligence Fund had performance of 36.73%, and a gain since inception (November 17, 1999) of 54.10%. This compares to the Barra Large-Cap Growth Index's nine months ended September 30, 2000 return of -6.82%, and gain since our inception of .81%. The S&P 500's nine months ended September 30, 2000 return was -2.23%, and its gain since our inception was 1.83%. During the third quarter, the Fund's NAV rose from $14.92 to $15.41, representing a gain of 3.28%. In contrast, during the third quarter the Indices lost -8.79% and -.97% respectively.

We think it is useful to compare ourselves to these indices for several reasons. First, the S&P 500 is the most popular index of comparison, and perhaps the best (certainly the most common) measure of the broad market. Second, the Community Intelligence Fund is classified as a large-cap growth fund by Morningstar, and so should compare well to the large-cap growth index.

Our largest positions as of September 30, 2000 were EMC, Sun Microsystems, Corning, Siebel Systems, and Mercury Interactive. Our largest economic sector allocation (according to the S&P sector classifications) remained technology, though we increased relative weightings in financials and healthcare.

Despite the continued market volatility, and the on-going correction in technology stocks, the Fund has remained relatively strong. Many of the technology stocks that we own trade on the Nasdaq, and while many of these stocks have held up, the Nasdaq itself is down -9.47% year to date, and as of this writing shows no signs of immediate recovery. With the approaching presidential election, rising oil prices, and continued worries in the market of inflation, we expect the recent volatility to continue for the foreseeable future.

The mission of the Community Intelligence Fund is to achieve good capital appreciation through the quantitative screening and dissection of information that we pull from the Community website. We attribute the Fund's good relative performance so far to our holdings in large, and still quickly growing, technology companies, which we found and chose to add to the Fund through our screening process. To date, our process continues to work well. It is our belief that even if the current engineered slowdown of the economy doesn't produce the soft landing that investors are hoping for, the difference in relative performance won't be so large as to justify a wholesale change in the Fund's direction. The changes happening in the world of technology and biotechnology are changing the world. Fortunately, these companies are at the forefront of the StockJungle.com Community.

Sincerely,


Gordon Gustafson                    Akber Zaidi Portfolio
Manager                             Portfolio Manager

                           COMMUNITY INTELLIGENCE FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

       Date      Community Intelligence Fund     S&P 500 Index      NASDAQ
     --------    ---------------------------     -------------      ------
     11/17/99              10,000                   10,000          10,000
     11/30/99               9,770                    9,847          10,204
     12/31/99              11,270                   10,415          12,447
      1/31/00              12,500                    9,885          12,052
      2/29/00              15,760                    9,686          14,366
      3/31/00              15,430                   10,623          13,635
      4/30/00              14,540                   10,296          11,809
      5/31/00              12,930                   10,070          10,402
      6/30/00              14,920                   10,311          12,052
      7/31/00              14,190                   10,150          11,447
      8/31/00              16,300                   10,781          12,782
      9/30/00              15,410                   10,211          11,161

The Fund's Total Return Since Inception: 54.10%

Past performance is not predictive of future performance.

                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

SCHEDULE OF INVESTMENTS at September 30, 2000
--------------------------------------------------------------------------------
  Shares       COMMON STOCKS: 92.5%                                    Value
--------------------------------------------------------------------------------

               BIOTECHNOLOGY: 8.8%
   2,000       Amgen, Inc.*                                         $   139,656
   1,100       Genentech, Inc.*                                         204,256
     800       Millennium Pharmaceuticals, Inc.*                        116,850
   1,900       PE Corp.-Celera Genomics*                                189,288
                                                                    -----------
                                                                        650,050
                                                                    -----------
               COMMERCIAL SERVICES: 1.3%
   1,800       Paychex, Inc.                                             94,500
                                                                    -----------
               COMMUNICATIONS EQUIPMENT: 2.5%
   1,100       Comverse Technology, Inc.*                               118,800
   1,800       Efficient Networks, Inc.*                                 67,162
                                                                    -----------
                                                                        185,962
                                                                    -----------
               COMPUTERS: 5.0%
   3,700       EMC Corp.*                                               366,762
                                                                    -----------
               COMPUTERS-MEMORY DEVICES: 2.0%
   2,200       SanDisk Corp.*                                           146,850
                                                                    -----------
               COMPUTERS-NETWORKING: 9.1%
     900       Foundry Networks, Inc.*                                   60,244
     800       Juniper Networks, Inc.*                                  175,150
     800       Network Appliance, Inc.*                                 101,900
   2,900       Sun Microsystems, Inc.*                                  338,575
                                                                    -----------
                                                                        675,869
                                                                    -----------
               COMPUTERS-SOFTWARE AND SERVICES: 19.9%
   1,200       I2 Technologies, Inc.*                                   224,475
   2,000       Mercury Interactive Corp.*                               313,500
   3,800       Oracle Corp.*                                            299,250
   3,400       Rational Software Corp.*                                 235,875
   3,600       Siebel Systems, Inc.*                                    400,725
                                                                    -----------
                                                                      1,473,825
                                                                    -----------
               DATA PROCESSING/MANAGEMENT:1.3%
   1,400       Automatic Data Processing, Inc.                           93,625
                                                                    -----------
               ELECTRONIC COMPONENTS-MISCELLANEOUS: 3.1%
   2,400       DSP Group, Inc.*                                          89,700
   2,500       Jabil Circuit, Inc.*                                     141,875
                                                                    -----------
                                                                        231,575
                                                                    -----------
               ELECTRONICS-SEMICONDUCTORS: 6.7%
   2,000       KLA-Tencor Corp.*                                         82,375
     800       PMC-Sierra, Inc.*                                        172,200
   2,600       Sanmina Corp.*                                           243,425
                                                                    -----------
                                                                        498,000
                                                                    -----------

                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------

               FIBER OPTICS: 7.5%
   1,200       Corning, Inc.                                        $   356,400
   2,900       Harmonic, Inc.*                                           69,600
   1,400       JDS Uniphase Corp.*                                      132,562
                                                                    -----------
                                                                        558,562
                                                                    -----------
               FINANCIAL SERVICES DIVERSIFIED: 4.3%
   1,600       Ambac Financial Group, Inc.                              117,200
   1,600       Capital One Financial Corp.                              112,100
   2,500       Schwab (Charles) Corp.                                    88,750
                                                                    -----------
                                                                        318,050
                                                                    -----------
               HEALTH CARE- DRUGS: MAJOR PHARMACEUTICALS: 3.2%
   1,800       Abbott Laboratories                                       85,613
   1,700       ALZA Corp.*                                              147,050
                                                                    -----------
                                                                        232,663
                                                                    -----------
               INDEPENDENT POWER PRODUCER: 2.7%
   1,900       Calpine Corp.*                                           198,312
                                                                    -----------
               INSTRUMENTS-SCIENTIFIC: 4.5%
   1,500       PE Corp.-PE Biosystems Group                             174,750
   1,800       Waters Corp.*                                            160,200
                                                                    -----------
                                                                        334,950
                                                                    -----------
               MANUFACTURING-DIVERSIFIED: 1.8%
   1,600       Flextronics International Ltd.*                          131,400
                                                                    -----------
               RETAIL-DISCOUNT: 0.8%
   1,200       Wal-Mart Stores, Inc.                                     57,750
                                                                    -----------
               RETAIL-FOOD CHAINS: 0.9%
   1,500       Safeway, Inc.*                                            70,031
                                                                    -----------
               TELECOMMUNICATIONS EQUIPMENT: 1.0%
   2,000       Plantronics, Inc.*                                        76,000
                                                                    -----------
               TELECOMMUNICATIONS SERVICES: 0.9%
   1,000       Amdocs Ltd.*                                              62,375
                                                                    -----------
               TELECOMMUNICATIONS-CELLULAR/WIRELESS: 4.0%
   4,600       Motorola, Inc.                                           129,950
   3,700       RF Micro Devices, Inc.*                                  116,088
   1,500       Tekelec*                                                  49,313
                                                                    -----------
                                                                        295,351
                                                                    -----------
               TELECOMMUNICATIONS-INTEGRATED: 0.6%
   1,500       WorldCom, Inc.*                                           45,563
                                                                    -----------
               TELECOMMUNICATIONS-SATELLITE: 0.6%
   2,300       Adaptive Broadband Corp.*                                 44,850
                                                                    -----------

                   STOCKJUNGLE.COM COMMUNITY INTELLIGENCE FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------

               TOTAL COMMON STOCKS
               (cost $6,446,336)                                    $ 6,842,875
                                                                    -----------
               UNIT INVESTMENT TRUST: 3.6%
--------------------------------------------------------------------------------

   3,000       Nasdaq-100 Shares (cost $273,136)                        266,063
                                                                    -----------
Principal Amount     SHORT-TERM INVESTMENTS: 4.9%
--------------------------------------------------------------------------------

$366,096       Fifth Third U.S. Treasury Money Market Fund
                 (cost $366,096)                                        366,096
                                                                    -----------
               TOTAL INVESTMENTS IN SECURITIES
                 (cost $7,085,568+): 101.0%                           7,475,034
               Liabilities in Excess of Other Assets: -1.0%             (74,827)
                                                                    -----------

               NET ASSETS: 100.0%                                   $ 7,400,207
                                                                    ===========

* Non-income producing security.

+ At September 30, 2000, the cost basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

               Gross unrealized appreciation                        $   957,979
               Gross unrealized depreciation                           (568,513)
                                                                    -----------
                    Net unrealized appreciation                     $   389,466
                                                                    ===========

See accompanying Notes to Financial Statements.

                   THE STOCKJUNGLE.COM PURE PLAY INTERNET FUND

September 30, 2000

Dear Fellow Shareholders,

For the nine months ended September 30, 2000, the StockJungle.com Pure Play Internet Fund was down -4.24%, and down -15.10% since inception. This compares to the two popular Internet indices, the DJINET and the DOT , and the HHH (an exchange traded Internet fund) as follows: then DJINET was down -28.59% for the year and -4.47% since our inception; the DOT was down -38.19% for the nine months ended September 30, 2000 and down -20.92% since our inception; the HHH was down -42.55% for the nine months, and down -28.06% since our inception on November 17, 1999.

Overall, we compare well to the general Internet sector as measured by these benchmarks. However, we have to confess that we are disappointed by the performance of the sector in general. There has been continued decline in the stock prices of companies operating in the Internet sector, as the market weeds out those companies who have no prospect of making money, or are running out of cash, or whose growth is slowing considerably.

There are, however, good companies which are run by good management teams and which are continuing to make the Internet a focus of their business. Unfortunately, the good companies are being taken down with the bad. Companies with strong cash flows and good growth and earnings are being hurt, companies like Yahoo! and AOL. Likewise, companies which are continuing to grow, and which really are near profitability are also being taken down. This is partly due to the natural weeding out that must occur in any new and revolutionary business sector where there has been a tremendous amount of new participants in recent years, and also a general technology correction that has taken place, due to changes in the overall economic outlook for the near future. To illustrate, the Nasdaq (where most of the companies we own trade) year to date is down -9.74%.

There have been a few successes in the Fund, and some of our recent additions are panning out. But the reality is that the Nasdaq continues to remain volatile, and may very well continue to do so over the near term. So long as the technology correction continues, and it's showing no sign of abating as long as there are inflation worries in the market and oil prices remain high, it's unlikely that the sector will recover in the short term.

However, there are some positives to consider. Now that the IPO market has been deflated, we can be confident that the companies that will most likely win in the Internet space are already out there, whether they be pure plays, established companies, or a combination of the two. We think that our allocation is broad enough within the sector to benefit from any upswing in the group.

When the volatility in the market subsides, money will flow back into those companies that are able to sustain their growth, and whose business models prove vital to the growth of the Internet in our daily lives. We have to remember that despite the weakness in the sector, not all the companies are bad. They won't all disappear. The key remains in finding the best of the group and staying with them.

We think the Fund is composed of companies that will succeed in the long-term. We don't know when the market will recover. No one does. When the market turns around, we want to be in the best companies we can find. The StockJungle.com Community still provides us a good resource for the selection of Internet stocks, and we think that the best stocks will come through our screening process to the benefit of the Fund.

Sincerely,


Gordon Gustafson                    Akber Zaidi Portfolio
Manager                             Portfolio Manager

                             PURE PLAY INTERNET FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

      Date            Pure Play Internet Fund      The Street.com Net Index
    --------          -----------------------      ------------------------
    11/17/99                  10,000                       10,000
    11/30/99                  10,120                       10,309
    12/31/99                  12,910                       12,794
     1/31/00                  11,680                       11,660
     2/29/00                  14,340                       12,153
     3/31/00                  12,390                       12,268
     4/30/00                   9,590                        9,920
     5/31/00                   8,110                        8,773
     6/30/00                   8,230                        9,329
     7/31/00                   8,370                        8,049
     8/31/00                   9,670                        9,314
     9/30/00                   8,490                        7,908

The Fund's Total Return Since Inception (11/17/99): -15.10%

Past performance is not predictive of future performance.

                     STOCKJUNGLE.COM PURE PLAY INTERNET FUND

SCHEDULE OF INVESTMENTS at September 30, 2000
--------------------------------------------------------------------------------
  Shares       COMMON STOCKS: 96.3%                                    Value
--------------------------------------------------------------------------------

               BUSINESS-TO-BUSINESS E-COMMERCE: 8.3%
     300       Agile Software Corp.*                                $    26,981
     200       Ariba, Inc.*                                              28,653
                                                                    -----------
                                                                         55,634
                                                                    -----------
               COMPUTERS-DATA SECURITY: 11.3%
     200       Check Point Software Technologies Ltd.*                   31,500
     215       VeriSign, Inc.*                                           43,551
                                                                    -----------
                                                                         75,051
                                                                    -----------
               COMPUTERS-SOFTWARE AND SERVICES: 8.4%
     300       America Online, Inc.*                                     16,125
     100       Brocade Communication Systems, Inc.*                      23,600
     400       CheckFree Corp.*                                          16,756
                                                                    -----------
                                                                         56,481
                                                                    -----------
               ELECTRONICS-SEMICONDUCTORS: 3.6%
     100       Broadcom Corp. Cl. A*                                     24,375
                                                                    -----------
               ENTERPRISE SOFTWARE: 5.8%
     500       BEA Systems, Inc.*                                        38,937
                                                                    -----------
               FINANCIAL SERVICES DIVERSIFIED: 2.2%
     900       E*Trade Group, Inc.*                                      14,794
                                                                    -----------
               INTERNET APPLICATIONS SOFTWARE: 22.2%
     200       Art Technology Group, Inc.*                               18,950
     800       BroadVision, Inc.*                                        20,450
     700       RealNetworks, Inc.*                                       27,825
     800       Verity, Inc.*                                             28,550
     800       Vignette Corp.*                                           23,900
     300       Vitria Technology, Inc.*                                  13,988
     400       WebTrends Corp.*                                          14,950
                                                                    -----------
                                                                        148,613
                                                                    -----------
               INTERNET CONTENT: 6.8%
     600       InfoSpace, Inc.*                                          18,150
     300       Yahoo!, Inc.*                                             27,300
                                                                    -----------
                                                                         45,450
                                                                    -----------
               INTERNET INFRASTRUCTURE SOFTWARE: 8.9%
     300       Inktomi Corp.*                                            34,200
     300       TIBCO Software, Inc.*                                     25,331
                                                                    -----------
                                                                         59,531
                                                                    -----------
               INTERNET TELEPHONY: 6.8%
     400       Phone.com, Inc.*                                          45,450
                                                                    -----------
               TELECOMMUNICATIONS SERVICES: 2.3%
     400       Copper Mountain Networks, Inc.                            15,000
                                                                    -----------

                   STOCKJUNGLE.COM PURE PLAY INTERNET FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------

               WEB HOSTING: 9.7%
     400       Critical Path, Inc.*                                 $    24,300
     600       Exodus Communications, Inc.*                              29,625
     400       NaviSite, Inc.*                                           10,775
                                                                    -----------
                                                                         64,700
                                                                    -----------
               TOTAL COMMON STOCKS
               (cost $682,608)                                          644,016
                                                                    -----------
Principal Amount      SHORT-TERM INVESTMENTS: 3.5%
--------------------------------------------------------------------------------
 $23,247       Fifth Third U.S. Treasury Money Market Fund
                (cost $23,247)                                           23,247
                                                                    -----------

               TOTAL INVESTMENTS IN SECURITIES
               (cost $705,855+): 99.8%                                  667,263
               Other Assets less Liabilities: 0.2%                        1,174
                                                                    -----------

               NET ASSETS: 100.0%                                   $   668,437
                                                                    ===========
* Non-income producing security.

+ At September 30, 2000, the cost basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

               Gross unrealized appreciation                        $   109,921
               Gross unrealized depreciation                           (148,513)
                                                                    -----------
                    Net unrealized depreciation                     $   (38,592)
                                                                    ===========

See accompanying Notes to Financial Statements.

                 THE STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND

September 30, 2000,

Dear Shareholders,

For the nine months ended September 30, 2000, the StockJungle.com Market Leaders Growth Fund's return was -5.28%, versus the S&P 500's return of -2.23% and the Barra Large-Cap Growth Index's return of -6.82%. Since the Fund's inception on November 17, 1999, the Fund is down 1.40% , versus 1.83% for the S&P 500 Index and .81% for the Barra Large-Cap Growth Index.

We think it is useful to compare the Fund's performance to these indices for several reasons. First, consider that the core strategy of the Market Leader's Growth Fund is to find, take, and hold positions in companies that the managers believe have sustainable competitive advantages in their respective industries. These companies tend to have a long history of growth and success, and therefore large capitalizations. They also, as market leaders, represent the premier companies in their respective industries. Since the S&P 500 is certainly the most popular measure of fund performance, and the broad market (and, therefore, the economy as a whole) it makes sense to compare the performance of the Fund to that of the S&P 500. Second, Morningstar classifies the Fund as a large-cap growth fund, so we need to measure ourselves against a large-cap growth index.

The Fund, nine months ended September 30, 2000 is slightly under performing both of these indices. We attribute this relative under-performance to the effect of macroeconomic conditions on the business segments that the Fund is invested in. Many of the companies that the Fund holds do significant business overseas, and therefore are subject to foreign exchange rates. The decline of the Euro has had a material impact on the earnings of several of our companies. Also, the continued rise of oil prices has caused many of our companies to pay more in transportation costs. It is our belief that if oil prices remain high, many companies that we own will continue to suffer. If consumers are paying more for fuel (gasoline, heating, etc.) then they will spend less consuming goods and services that our companies produce. To date, there is no indication that oil prices have hit their peak, nor is there any sign that the exchange rate will improve in the near term. Since many companies that we own do significant business globally, we think that they could continue to under perform. However, we also think that this drawback could be the best advantage that many of our companies have in the long-term. Despite near term market conditions, it remains true that the world is becoming more globalized, and the companies that are able to expand their business overseas have a great advantage over those who don't. We will continue to remain invested in those companies that we think have the best chance of succeeding of expanding both locally and globally.

Sincerely,


Gordon Gustafson                    Akber Zaidi Portfolio
Manager                             Portfolio Manager

                           MARKET LEADERS GROWTH FUND
              COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT

                   Market Leaders                             Dow Jones
      Date          Growth Fund        S&P 500 Index      Industrial Average
    --------        -----------        -------------      ------------------
    11/17/99           10,000              10,000              10,000
    11/30/99            9,940               9,847               9,995
    12/31/99           10,410              10,415              10,564
     1/31/00            9,870               9,885              10,053
     2/29/00            9,630               9,686               9,306
     3/31/00           10,480              10,623              10,101
     4/30/00           10,240              10,296               9,863
     5/31/00            9,830              10,070               9,669
     6/30/00           10,120              10,311               9,600
     7/31/00            9,870              10,150               9,668
     8/31/00           10,590              10,781              10,305
     9/30/00            9,860              10,211               9,787

The Fund's Total Return Since Inception (11/17/99): -1.40%

Past performance is not predictive of future performance

                   STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND

SCHEDULE OF INVESTMENTS at September 30, 2000
--------------------------------------------------------------------------------
  Shares       COMMON STOCKS: 96.0%                                    Value
--------------------------------------------------------------------------------

               BEVERAGES-ALCOHOLIC: 4.6%
     600       Anheuser-Busch Co., Inc.                             $    25,387
                                                                    -----------
               BEVERAGES-NON ALCOHOLIC: 2.0%
     200       The Coca-Cola Co.                                         11,025
                                                                    -----------
               BIOTECHNOLOGY: 3.3%
     300       Biogen, Inc.*                                             18,300
                                                                    -----------
               COMPUTERS: 12.4%
     200       Dell Computer Corp.*                                       6,163
     300       EMC Corp.*                                                29,738
     100       Hewlett-Packard Co.                                        9,700
     200       IBM Corp.                                                 22,500
                                                                    -----------
                                                                         68,101
                                                                    -----------
               COMPUTERS-NETWORKING: 8.2%
     400       Cisco Systems, Inc.*                                      22,100
     200       Sun Microsystems, Inc.*                                   23,350
                                                                    -----------
                                                                         45,450
                                                                    -----------
               COMPUTERS-SOFTWARE AND SERVICES: 4.4%
     400       Microsoft Corp.*                                          24,100
                                                                    -----------
               COSMETICS & TOILETRIES: 4.9%
     400       The Procter & Gamble Co.                                  26,800
                                                                    -----------
               ELECTRIC-INTEGRATED: 5.1%
     600       Reliant Energy, Inc.                                      27,900
                                                                    -----------
               ELECTRONICS-SEMICONDUCTORS: 8.0%
     200       Altera Corp.*                                              9,550
     600       Intel Corp.                                               24,975
     200       Texas Instruments, Inc.                                    9,438
                                                                    -----------
                                                                         43,963
                                                                    -----------
               FINANCIAL SERVICES DIVERSIFIED: 10.8%
     400       Citigroup, Inc.                                           21,625
     300       Merrill Lynch & Co., Inc.                                 19,800
     200       Morgan Stanley Dean Witter & Co.                          18,288
                                                                    -----------
                                                                         59,713
                                                                    -----------
               HEALTH CARE- DRUGS: MAJOR PHARMACEUTICALS: 7.8%
     400       Merck & Co., Inc.                                         29,775
     300       Pfizer, Inc.                                              13,481
                                                                    -----------
                                                                         43,256
                                                                    -----------

                   STOCKJUNGLE.COM MARKET LEADERS GROWTH FUND

--------------------------------------------------------------------------------
  Shares                                                               Value
--------------------------------------------------------------------------------

               HEALTH CARE-MEDICAL PRODUCTS AND SUPPLIES: 5.1%
     300       Johnson & Johnson                                    $    28,181
                                                                    -----------
               MANUFACTURING-DIVERSIFIED: 5.2%
     500       General Electric Co.                                      28,844
                                                                    -----------
               MULTIMEDIA: 1.4%
     200       The Walt Disney Co.                                        7,650
                                                                    -----------
               RESTAURANTS: 1.6%
     300       McDonald's Corp.                                           9,056
                                                                    -----------
               RETAIL-BUILDING SUPPLIES: 1.9%
     200       Home Depot, Inc.                                          10,612
                                                                    -----------
               RETAIL-DISCOUNT: 1.7%
     200       Wal-Mart Stores, Inc.                                      9,625
                                                                    -----------
               TELECOMMUNICATIONS-EQUIPMENT: 2.9%
     400       Nokia Corp.-Sponsored ADR (Class A)                       15,925
                                                                    -----------
               TELECOMMUNICATIONS-INTEGRATED: 1.1%
     200       AT&T Corp.                                                 5,875
                                                                    -----------
               TELEPHONE-INTEGRATED: 3.6%
     400       SBC Communications, Inc.                                  20,000
                                                                    -----------

               TOTAL COMMON STOCKS (cost $523,179)                      529,763
                                                                    -----------

Principal Amount    SHORT-TERM INVESTMENTS: 3.8%                         Value
--------------------------------------------------------------------------------

 $20,983       Fifth Third U.S. Treasury Money Market Fund
                (cost $20,983)                                           20,983
               TOTAL INVESTMENTS IN SECURITIES
                (cost $544,162+): 99.8%                                 550,746
               Other Assets less Liabilities: 0.2%                        1,033
                                                                    -----------

                  NET ASSETS: 100.0%                                $   551,779
                                                                    ===========

* Non-income producing security.

+ At September 30, 2000, the cost basis of securities for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation of securities were as follows:

               Gross unrealized appreciation                        $    47,386
               Gross unrealized depreciation                            (40,802)
                                                                    -----------
                    Net unrealized appreciation                     $     6,584
                                                                    ===========

See accompanying Notes to Financial Statements.

                             StockJungle.com Trust

STATEMENTS OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

                                                       STOCKJUNGLE.COM       STOCKJUNGLE.COM      STOCKJUNGLE.COM
                                                          COMMUNITY             PURE PLAY         MARKET LEADERS
                                                      INTELLIGENCE FUND       INTERNET FUND         GROWTH FUND
                                                      -----------------       -------------         -----------
ASSETS
 Investments in securities, at value
  (cost $7,085,568, $705,855 and
  $544,162, respectively)                                $ 7,475,034           $   667,263          $   550,746
 Cash                                                          5,480                 1,090                1,079
 Receivables:
  Dividends and interest                                       2,875                   108                  470
  Investments securities sold                                289,113                22,474                   --
  Fund shares sold                                                --                    62                   10
 Other assets                                                     --                 3,286                   --
                                                         -----------           -----------          -----------
     Total assets                                          7,772,502               694,283              552,305
                                                         -----------           -----------          -----------
LIABILITIES
 Payables:
  Investments securities purchased                           365,208                25,263                   --
  Due to advisor                                               6,024                   583                  463
  Other                                                        1,063                    --                   63
                                                         -----------           -----------          -----------
     Total liabilities                                       372,295                25,846                  526
                                                         -----------           -----------          -----------

NET ASSETS                                               $ 7,400,207           $   668,437          $   551,779
                                                         ===========           ===========          ===========
COMPONENTS OF NET ASSETS
Paid-in capital                                          $ 7,162,565           $   940,621          $   564,573
Accumulated net investment income                                 --                    --                1,310
Accumulated net realized loss on investments                (151,824)             (233,592)             (20,688)
Net unrealized appreciation (depreciation)
 on investments                                              389,466               (38,592)               6,584
                                                         -----------           -----------          -----------
     Net assets                                          $ 7,400,207           $   668,437          $   551,779
                                                         ===========           ===========          ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
PRICE PER SHARE
($7,400,207/480,340, $668,437/78,768, and
 $551,779/55,937 shares outstanding; unlimited
 number of shares authorized without par value)          $     15.41           $      8.49          $      9.86
                                                         ===========           ===========          ===========

See accompanying Notes to Financial Statements.

                             StockJungle.com Trust

STATEMENTS OF OPERATIONS - FOR THE PERIOD ENDED SEPTEMBER 30, 2000*
--------------------------------------------------------------------------------

                                                               STOCKJUNGLE.COM       STOCKJUNGLE.COM      STOCKJUNGLE.COM
                                                                  COMMUNITY             PURE PLAY         MARKET LEADERS
                                                              INTELLIGENCE FUND       INTERNET FUND         GROWTH FUND
                                                              -----------------       -------------         -----------
INVESTMENT INCOME
Income:
 Dividend income                                                  $   4,170             $      --            $   2,737
 Interest income                                                     19,694                 3,672                2,424
                                                                  ---------             ---------            ---------
     Total income                                                    23,864                 3,672                5,161
                                                                  ---------             ---------            ---------

Expenses:
 Advisory fees                                                       25,518                 5,956                3,851
                                                                  ---------             ---------            ---------
     Total expenses                                                  25,518                 5,956                3,851
                                                                  ---------             ---------            ---------
        NET INVESTMENT INCOME (LOSS)                                 (1,654)               (2,284)               1,310
                                                                  ---------             ---------            ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 Net realized loss on investments                                  (151,824)             (233,592)             (20,688)
 Net change in unrealized appreciation (depreciation) on
  investments                                                       389,466               (38,592)               6,584
                                                                  ---------             ---------            ---------
     Net realized and unrealized gain (loss) on investments         237,642              (272,184)             (14,104)
                                                                  ---------             ---------            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $ 235,988             $(274,468)           $ (12,794)
                                                                  =========             =========            =========

* Commenced operations on November 17, 1999.

See accompanying Notes to Financial Statements.

                              StockJungle.com Trust

STATEMENTS OF CHANGES IN NET ASSETS - FOR THE PERIOD ENDED SEPTEMBER 30, 2000*
--------------------------------------------------------------------------------

                                                               STOCKJUNGLE.COM       STOCKJUNGLE.COM      STOCKJUNGLE.COM
                                                                  COMMUNITY             PURE PLAY         MARKET LEADERS
                                                              INTELLIGENCE FUND       INTERNET FUND         GROWTH FUND
                                                              -----------------       -------------         -----------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
 Net investment income (loss)                                  $    (1,654)           $    (2,284)         $     1,310
 Net realized loss on investments                                 (151,824)              (233,592)             (20,688)
 Net unrealized appreciation (depreciation) on investments         389,466                (38,592)               6,584
                                                               -----------            -----------          -----------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
      OPERATIONS                                                   235,988               (274,468)             (12,794)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in
 outstanding shares (a)                                          7,114,219                917,905              539,573
                                                               -----------            -----------          -----------
TOTAL INCREASE IN NET ASSETS                                     7,350,207                643,437              526,779

NET ASSETS
Beginning of period                                                 50,000                 25,000               25,000
                                                               -----------            -----------          -----------
END OF PERIOD (including undistributed net investment
 income of $0, $0 and $1,310, respectively)                    $ 7,400,207            $   668,437          $   551,779
                                                               ===========            ===========          ===========

(a)  Summary of capital share transactions is as follows:

                      November 17, 1999*           November 17, 1999*         November 17, 1999*
                            through                     through                    through
                      September 30, 2000          September 30, 2000          September 30, 2000
                    -----------------------      -----------------------      --------------------
                     Shares        Value          Shares        Value         Shares       Value
                    --------    -----------      --------    -----------      -------    ---------
Shares sold          504,131    $ 7,551,383       105,402    $ 1,235,291       69,092    $ 698,943
Shares redeemed      (28,791)      (437,164)      (29,134)      (317,386)     (15,655)    (159,370)
                    --------    -----------      --------    -----------      -------    ---------
Net increase         475,340    $ 7,114,219        76,268    $   917,905       53,437    $ 539,573
                    ========    ===========      ========    ===========      =======    =========

* Commenced operations on November 17, 1999.

See accompanying Notes to Financial Statements.

                             StockJungle.com Trust

FINANCIAL HIGHLIGHTS for the period ended September 30, 2000* For a capital share outstanding throughout the period
--------------------------------------------------------------------------------

                                                               STOCKJUNGLE.COM       STOCKJUNGLE.COM      STOCKJUNGLE.COM
                                                                  COMMUNITY             PURE PLAY         MARKET LEADERS
                                                              INTELLIGENCE FUND       INTERNET FUND         GROWTH FUND
                                                              -----------------       -------------         -----------

Net asset value, beginning of period                               $ 10.00               $ 10.00              $ 10.00
                                                                   -------               -------              -------
Income from investment operations:
 Net investment income (loss)                                        (0.00)                (0.03)                0.02
 Net realized and unrealized gain (loss) on investments               5.41                 (1.48)               (0.16)
                                                                   -------               -------              -------
Total from investment operations                                      5.41                 (1.51)               (0.14)
                                                                   -------               -------              -------

Net asset value, end of period                                     $ 15.41               $  8.49              $  9.86
                                                                   =======               =======              =======

Total return++                                                       54.10%               (15.10%)              (1.40%)

Ratios/supplemental data:
 Net assets, end of period (millions)                              $  7.4                $  0.7               $  0.6

 Ratio of expenses to average net assets+                             0.99%                 1.00%                1.00%

 Ratio of net investment income (loss) to average net assets+        (0.06%)               (0.38%)               0.34%

Portfolio turnover rate++                                           217.59%               151.13%               55.37%

*  Commenced operations on November 17, 1999.
+  Annualized.
++ Not annualized.

See accompanying Notes to Financial Statements.

                              StockJungle.com Trust

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The StockJungle.com Community Intelligence Fund, the StockJungle.com Pure Play Internet Fund and the StockJungle.com Market Leaders Growth Fund (collectively the "Funds" and individually a "Fund") are each a diversified series of the StockJungle.com Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 11, 1999. The Trust was capitalized on October 19, 1999, when the initial shares of each Fund were purchased at $10.00 per share. The public offering of shares of the StockJungle.com Community Intelligence Fund, the StockJungle.com Pure Play Internet Fund and the StockJungle.com Market Leaders Growth Fund commenced on November 17, 1999.

     The StockJungle.com Community Intelligence Fund seeks to provide investors with long-term capital appreciation by investing principally in a diversified portfolio of equity securities of U.S. companies with market capitalizations of no less than $100 million which have demonstrated potential for long-term growth.

     The StockJungle.com Pure Play Internet Fund seeks to provide investors with long-term capital appreciation by investing in a diversified portfolio of equity securities of U.S. Internet companies based on the Advisor's analysis of their fundamental investment value.

     The StockJungle.com Market Leaders Growth Fund seeks to provide investors with long-term capital appreciation by investing in a diversified portfolio of equity securities of U.S. companies that have consistently demonstrated fundamental investment value and hold strong competitive positions in various industries.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION. Securities traded on a national securities exchange, or Nasdaq are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current StockJungle.com Trust

                              StockJungle.com Trust

--------------------------------------------------------------------------------

          market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost basis does not represent fair value. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

          As of September 30, 2000, the StockJungle.com Community Intelligence Fund, the StockJungle.com Pure Play Internet Fund and the StockJungle.com Market Leaders Growth Fund had capital loss carryforwards for federal income tax purposes of $151,824, $233,592 and $20,688, respectively, none of which expire prior to September 30, 2008. As of September 30, 2000, the StockJungle.com Community Intelligence Fund and the StockJungle.com Pure Play Internet Fund reclassified $1,654 and $2,284, respectively, of net investment losses to paid-in capital on the Statements of Assets and Liabilities. Such reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have no effect on each Fund's net assets or net asset value per share.

     C. SECURITIES TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Securities transactions are accounted for on the trade date. The cost of securities sold is determined using the specific identification method. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     StockJungle.com Investment Advisors, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets of the Funds. The agreement with the Advisor provided that the Advisor would pay all of the expenses of each Fund through September 30, 2000.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for

                              StockJungle.com Trust

--------------------------------------------------------------------------------

the Funds; prepares reports and materials to be supplied to the Board of Trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee from each Fund beginning November 6, 2000 at the following annual rates, subject to a minimum annual fee of $30,000 per Fund:

        Under $50 million           0.20% of average daily net assets
        $50 to $100 million         0.15% of average daily net assets
        $100 to $150 million        0.10% of average daily net assets
        Over $150 million           0.05% of average daily net assets

     Subsequent to September 30, 2000, under the terms of a services agreement, Unified Fund Services, Inc. ("Unified") provides fund accounting and transfer agent services to the Funds. Prior to utilizing the services of the Administrator and Unified, administrative, transfer agency and fund accounting services were provided to the Trust under the terms of corresponding agreements between the Trust and Integrated Fund Services, Inc.

     Effective July 17, 2000, First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from the sales of securities, excluding U.S. Government obligations and short-term investments, for the period ended September 30, 2000, were $13,098,206 and $6,226,903, respectively, for the StockJungle.com Community Intelligence Fund, $1,819,247 and $903,047, respectively, for the StockJungle.com Pure Play Internet Fund and $765,742, and $221,875, respectively, for the StockJungle.com Market Leaders Growth Fund.

NOTE 5 - REORGANIZATION

     On July 18, 2000, the Board of Trustees approved a plan of reorganization reorganizing the Trust into the Trust for Investment Managers ("TIM"), a registered investment company, subject to shareholder approval. Each of the Funds would be organized into a newly formed series of TIM. The Funds would operate in substantially the same way, pursuant to substantially identical agreements with its various service providers. The Trust entered into a new Investment Advisory Agreement with the Advisor on November 7, 2000. Under this new agreement, the Advisor will no longer pay all operating expenses of the Fund. But rather, the Funds will bear their own operating expenses. Pursuant

                              StockJungle.com Trust

--------------------------------------------------------------------------------

to the new Investment Advisory Agreement, each of the Funds pays the Advisor monthly an annual investment advisory fee equal to 1.00% of its average daily net assets. The Advisor has contractually agreed in its Investment Advisory Agreement to reduce its fees and/or pay expenses of the Funds to ensure that total Fund operating expenses for each Fund will not exceed 1.45% of average daily net assets annually for the term of the Agreement.

                    Report of Independent Public Accountants

To the Shareholders and Board of Trustees of the StockJungle.com Trust:

We have audited the statements of assets and liabilities, including the schedules of investments, of the StockJungle.com Pure Play Internet Fund, the StockJungle.com Market Leaders Growth Fund, and the StockJungle.com Community Intelligence Fund (the Funds) of the StockJungle.com Trust as of September 30, 2000, and the related statements of operations, changes in net assets and financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of September 30, 2000, the results of their operations, the changes in their net assets and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ ARTHUR ANDERSEN LLP

Cincinnati, Ohio
October 27, 2000